                                                                    EXHIBIT 99.1

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of Southwest Bancorporation of Texas, Inc. (the "Company"), does hereby certify that:

     1) the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in the Company's Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 25, 2003



                                            /s/ Paul B. Murphy, Jr.
                                            ----------------------------------
                                            Paul B. Murphy, Jr.
                                            Director, President and
                                            Chief Executive Officer